SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                              April 1, 2014

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2014, Pacific Ethanol, Inc. (the “Company”) and certain of its subsidiaries, each of which is wholly- or majority-owned indirectly by the Company, entered into amendments to the subsidiaries’ credit facility and term loan arrangements with the subsidiaries’ lenders to accommodate the Company’s restart of production at its Madera, California ethanol production facility.

Amendments

Second Amendment to Credit Agreement

On April 1, 2014, certain of the Company’s subsidiaries, as borrowers, entered into a Second Amendment to Credit Agreement dated April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the lenders signatory thereto, Wells Fargo Bank, N.A. and Amarillo National Bank (“Credit Agreement Amendment”). The Credit Agreement Amendment amends a Credit Agreement dated October 29, 2012 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the lenders referred to therein, Wells Fargo Bank, N.A, Credit Suisse Loan Funding LLC and Amarillo National Bank (“Credit Agreement”). A description of the Credit Agreement is incorporated by reference below under the Prior Agreements heading.

The Credit Agreement Amendment maintains the borrowers’ revolving credit facility at $15.0 million but allows the borrowers to terminate in whole or permanently reduce in part in $1.0 million increments the lenders’ aggregate commitment. The lenders’ aggregate commitments are no longer subject to increase. The Credit Agreement Amendment also increased to $24.0 million from $14.0 million the level of permitted indebtedness, including capital lease liabilities, that may be incurred for yield enhancing equipment or processing and separation equipment for corn oil and corn syrup at the Company’s ethanol production facilities. For clarity, the additional $10.0 million in permitted indebtedness does not itself represent amounts available for borrowing under the Credit Agreement, as amended. The Credit Agreement Amendment also includes extensive provisions to adjust the terms of the Credit Agreement to take into account a restart of the Company’s Madera, California facility. The Credit Agreement Amendment contains numerous customary acknowledgements, representations and warranties and other customary terms and conditions.

The description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Third Amendment to Second Amended and Restated Credit Agreement

On April 1, 2014, the Company and certain of the Company’s subsidiaries, as borrowers, entered into a Third Amendment to Second Amended and Restated Credit Agreement dated April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the lenders signatory thereto, Wells Fargo Bank, N.A., Amarillo National Bank and Pacific Ethanol, Inc. (“Restated Credit Agreement Amendment”). The Restated Credit Agreement Amendment amends a Second Amended and Restated Credit Agreement dated October 29, 2012 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, the lenders referred to therein, Wells Fargo Bank, N.A. and Amarillo National Bank (“Restated Credit Agreement”). A description of the Restated Credit Agreement is incorporated by reference below under the Prior Agreements heading.

The Restated Credit Agreement Amendment reduces the borrowers’ revolving credit facility from $35.0 million to $20.0 million while increasing the maximum amount of the term loan outstanding, allowing the borrowers to immediately borrow an additional $7.0 million. The additional $7.0 million in borrowings is subject to an original issue discount of 6.25%, representing loan fees payable to the lenders, resulting in net proceeds from the additional borrowings of approximately $6.6 million. The closing of the additional loan is subject to customary closing conditions. The Company intends to use the net proceeds of the additional loan for transaction expenses and expenses associated with restarting operations at the Company’s Madera, California facility. The Restated Credit Agreement Amendment also increases to $24.0 million from $14.0 million the level of permitted indebtedness, including capital lease liabilities, that may be incurred for yield enhancing equipment or processing and separation equipment for corn oil and corn syrup at the Company’s ethanol production facilities. For clarity, the additional $10.0 million in permitted indebtedness does not itself represent amounts available for borrowing under the Restated Credit Agreement, as amended. The Restated Credit Agreement Amendment also includes extensive provisions to adjust the terms of the Restated Credit Agreement to take into account a restart of the Company’s Madera, California facility. The Restated Credit Agreement Amendment contains numerous customary acknowledgements, representations and warranties and other customary terms and conditions.

The description of the Restated Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Restated Credit Agreement Amendment, which is filed as Exhibit 10.2 to this report and incorporated by reference herein.

First Amendment to Intercreditor Agreement and Consent

On April 1, 2014, certain of the Company’s subsidiaries entered into a First Amendment to Intercreditor Agreement and Consent dated as of April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC and Wells Fargo Bank, N.A. (“Intercreditor Agreement Amendment”). The Intercreditor Agreement Amendment amends an Intercreditor Agreement dated as of October 29, 2012 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC and Wells Fargo Bank, N.A. (“Intercreditor Agreement”). A description of the Intercreditor Agreement is incorporated by reference below under the Prior Agreements heading.

The Intercreditor Agreement Amendment allows for the additional $7.0 million loan contemplated under the Restated Credit Agreement Amendment described above and enables the effectiveness of the amendments set forth in the Credit Agreement Amendment and the Restated Credit Agreement Amendment. The Intercreditor Agreement Amendment contains numerous customary acknowledgements, representations and warranties and other customary terms and conditions.

The description of the Intercreditor Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Intercreditor Agreement Amendment, which is filed as Exhibit 10.3 to this report and incorporated by reference herein.

Prior Agreements

Credit Agreement dated October 29, 2012 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the Lenders referred to therein, Wells Fargo Bank, N.A., Credit Suisse Loan Funding LLC and Amarillo National Bank

Second Amended and Restated Credit Agreement dated October 29, 2012 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia , LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, the Lenders referred to therein, Wells Fargo Bank, N.A. and Amarillo National Bank

Intercreditor Agreement dated as of October 29, 2012 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC and Wells Fargo Bank, N.A.

Descriptions of the Credit Agreement, the Restated Credit Agreement and the Intercreditor Agreement are set forth in the Company’s Current Report on Form 8-K for October 29, 2012 filed with the Securities and Exchange Commission on November 2, 2012 and such descriptions are incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2014, certain of the Company’s subsidiaries entered into agreements to procure an additional term loan in the amount of $7.0 million and modified various terms under their credit facility and term loan arrangements by entering into the Credit Agreement Amendment, the Restated Credit Agreement Amendment and the Intercreditor Agreement Amendment, all as described above under Item 1.01. The disclosures contained above under Item 1.01 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Second Amendment to Credit Agreement dated April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the Lenders signatory thereto, Wells Fargo Bank, N.A. and Amarillo National Bank (*)

10.2	Third Amendment to Second Amended and Restated Credit Agreement dated April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the Lenders signatory thereto, Wells Fargo Bank, N.A., Amarillo National Bank and Pacific Ethanol, Inc. (*)

10.3	First Amendment to Intercreditor Agreement and Consent dated as of April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC and Wells Fargo Bank, N.A. (*)

______________

(*)	Filed herewith. All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2014	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel and Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Second Amendment to Credit Agreement dated April 1, 2014, among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the Lenders signatory thereto, Wells Fargo Bank, N.A. and Amarillo National Bank

10.2	Third Amendment to Second Amended and Restated Credit Agreement dated April 1, 2014 among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC, PE Op Co., the Lenders signatory thereto, Wells Fargo Bank, N.A., Amarillo National Bank and Pacific Ethanol, Inc.

10.3	First Amendment to Intercreditor Agreement and Consent dated April 1, 2014 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC, Pacific Ethanol Magic Valley, LLC and Wells Fargo Bank, N.A.

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